UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1930 W Rio Salado Pkwy			85281
Tempe,	Arizona
(Address of principal executive offices)			(Zip Code)
(877) 899-2767
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 4, 2026, Victoria Tullett, the Chief Legal Officer of Dutch Bros Inc. (the “Company”), notified the Company of her decision to retire in 2027. Effective January 1, 2027, Ms. Tullett will transition to the role of Strategic Advisor and will no longer be an executive officer of the Company.

In connection with her retirement from the Company, Ms. Tullett is eligible for certain severance benefits under the terms of the Company’s Amended and Restated Severance and Change in Control Plan, as described under “Executive Compensation - Potential Payments upon Termination or Change of Control” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2026.

Item 7.01. Regulation FD Disclosure.
On November 6, 2026, the Company issued a press release announcing the appointment of Kira Druyan as the new Chief Legal Officer and the retirement of Ms. Tullett. A copy of the Company’s press release announcing Ms. Druyan’s appointment and Ms. Tullett’s retirement is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated November 6, 2026
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	November 6, 2026	By:	/s/ Joshua Guenser
Joshua Guenser
Chief Financial Officer